NEWSMAX | Investor Presentation | November 2026 Investor Presentation November 2026 NYSE: NMAX 1

NEWSMAX | Investor Presentation | November 2026 I N T R O D U C T I O N Forward-Looking Statements This presentation contains forward-looking statements. From time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Forward-looking statements can be identified by those that are not historical in nature. The forward-looking statements discussed in this presentation and other statements made from time to time by us or our representatives may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. Newsmax does not guarantee future results, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. Forward-looking statements should not be relied upon as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform our prior statements to actual results or revised expectations, and we do not intend to do so. Factors that may cause actual results to differ materially from current expectations include changes in domestic and global general economic and macro-economic conditions and the volatility of the price of our Common Stock, and the factors set forth in the sections entitled "Risk Factors" in Newsmax's Annual Report on Form 10-K for the year ended December 31, 2025 and other filings Newsmax makes with the Securities and Exchange Commission. This presentation also contains Adjusted EBITDA, a financial measure that has not been prepared in accordance with U.S. GAAP. Non-GAAP financial measures are used to supplement the financial information presented on a U.S. GAAP basis and should not be considered in isolation or as a substitute for the relevant U.S. GAAP measures. Reconciliations to the most directly comparable GAAP measures are included in the Company's earnings releases, available at investors.newsmax.com. Audience and reach figures are aggregated from Nielsen data, streaming dashboards of OTT providers, internal company estimates and other analytic services, and are variable and subject to change. 2

NEWSMAX TODAY

NEWSMAX

Newsmax at a Glance

A multi-platform news brand built on the fastest-growing basic cable network of the decade, now profitable and expanding worldwide.

#4

In cable news, FY25, all key dayparts (Nielsen)

58M+

Total audience reach FY25; across cable, streaming, digital and social

26.8M, +13% YoY

Social media followers at September 30, 2026

$189M, +28% CAGR

FY2025 revenue, 81% broadcast and 19% digital; CAGR from 2019 to 2025

$212M to $216M

FY2026 underlying revenue guidance, up 13% at the midpoint; $226M to $230M including one-time payment.

$137.6M, no debt

Cash and short-term investments as of 3Q FY26, with no debt

NEWSMAX | Investor Presentation | November 2026 3

NEWSMAX | Investor Presentation | November 2026 N E W S M A X T O D A Y Investment Highlights 1 Rapidly Expanding News Network with Strong Growth Trajectory 2 Highly Loyal Audience with Significant Reach 3 Diverse Platform Model with Multi-Faceted Revenue Streams 4 Platform and Reach Unlocks Monetization Upside 5 World-Class Leadership with Strategic Access 6 Debt-Free Balance Sheet with Capital Strength to Support Growth On all platforms, for all people Live cable TV Free streaming channel Paid streaming service 4

THE OPPORTUNITY

NEWSMAX

Newsmax: Building the Future of Journalism

PRE-2010

Golden Age of News

- Select few universally trusted sources
- Mass audiences and stable monetization
- Proof that audiences reward authoritative journalism

2010 TO 2020

Digital and Social Disruption

- Fragmented news outlets and rise of misinformation
- Click-driven economics
- Market void emerges, trust gap grows


Restoring Trust in News

FUTURE STATE

The Return to Trusted Voices

- Journalism and informed opinion
- Audiences turn away from sensationalism, seeking truth
- Newsmax among the most trusted news brands covering issues Americans deeply care about [1]

COVID TO 2025

Legacy Media Overreach

- CNN, Fox lean into entertainment and spectacle
- Ratings chase undermines credibility
- Audiences overwhelmed by conflict journalism

(1) Economist / YouGov annual survey of Trust in Media.

NEWSMAX | Investor Presentation | November 2026

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THE OPPORTUNITY

NEWSMAX

Capitalizing on Secular Shifts in Media and Society

Sociographic shifts

- National and global interest in politics and society on the rise
- Demographics increasingly identify by political ideology
- Being "conservative" is more nuanced
- Growing need to separate facts from misinformation in the age of AI

Media shifts

- Cable, streaming, web, social and apps are now all viable platforms
- Less consolidated news ecosystem with fragmented sources
- Viewership and ad dollars increasingly flow to live content
- FAST channels lead growth
- Streaming driving premium content

NEWSMAX

Strategic edge

✓ Purpose-built for multi-channel, multi-media

✓ Appeals to American values

✓ Not beholden to a media conglomerate

✓ Innovative monetization and audience engagement

✓ Unified, focused leadership and trusted brand

NEWSMAX | Investor Presentation | November 2026

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NEWSMAX | Investor Presentation | November 2026 T H E O P P O R T U N I T Y News Business Today News consumption is diversifying, trust in mass media remains near record lows, and the right side of the market has far fewer options. News consumption diversifying Proportion that used each as a source of news in the last week in the U.S. 0% 25% 50% 75% 100% TV Print Social media Any online* Source: Reuters Institute Digital News Report 2026. *Incl. sites/apps, social/video, podcasts, AI chatbots. Trust remains near record lows Americans' trust in mass media: 33% in 2026, after a record low of 28% in 2025 0% 20% 40% 60% 80% 72% 33% Source: Gallup, Americans' trust in mass media, 1972 to 2026 (September 2026 survey). Less competitive on the right Top 15 multi-channel news source preferences by political affiliation in the U.S. 13 2 Dem / Lean Dem Rep / Lean Rep Sources: Pew Research. 7

THE OPPORTUNITY
NEWSMAX

The Opportunity

The left-of-center news market is crowded and settled. The center-right market has one incumbent and open whitespace.

Battleground settled: fighting for basis points

CNN
abc
MS NOW
Bloomberg
The Washington Post
The New York Times
CBS

Battleground open: whitespace

FOX NEWS media

NEWSMAX

Strategic edge

- ✓ Purpose-built for multi-channel, multi-media
- ✓ Appeals to American values
- ✓ Not beholden to a media conglomerate
- ✓ Innovative monetization and audience engagement
- ✓ Unified, focused leadership and trusted brand

NEWSMAX | Investor Presentation | November 2026
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NEWSMAX | Investor Presentation | November 2026 T H E P L A T F O R M On All Platforms, for All People One newsroom and one brand feeds all distribution channels, each promoting the others. Live cable channel carried on every major pay TV provider, about 57 million homes Free ad-supported streaming channel on Roku, Samsung, LG, Pluto, Xumo, Plex, Fire TV and more Paid streaming service with a catalog of more than 700 licensed and original documentaries and specials Digital and app Newsmax.com with 6.4 million average monthly users in 2026 to date and the Newsmax app with over 22 million downloads Social 26.8 million followers across X, Facebook, YouTube, Instagram, TikTok, Truth Social and more International Licensed channels and distribution in more than 100 countries, including live AI-dubbed feeds 9

NEWSMAX | Investor Presentation | November 2026 T H E P L A T F O R M A Loyal Audience: Viewers Who Choose Newsmax The fastest-growing cable news network, with viewers who stay longer and millions who watch Newsmax without tuning to the legacy networks +200% Audience growth since 3Q20, total day, daytime and prime; #1 of only 8 basic cable networks growing +79% Growth in average length of tune, 3Q26 vs. 3Q20, from 14 to 25 minutes; #2 in cable news behind Fox News An exclusive cable news destination: total viewers, 3Q26 7.0M watched Newsmax and did not tune to Fox News 10.5M watched Newsmax and did not tune to Fox Business or CNBC 12.2M watched Newsmax and did not tune to NewsNation 3.3M watched Newsmax and did not tune to Fox News, MS NOW or CNN Sources: Nielsen Media Research, NPower, M-F 6a-6a, 6/29/26 to 9/27/26, live SD; Nielsen Length of Tune, Jan to Sept 2026; Nielsen 3Q26 vs. 3Q20, excluding sports and kids networks. 10

NEWSMAX | Investor Presentation | November 2026 G R O W T H Affiliate Fee Renewals Newsmax began collecting affiliate fees in late 2023. Each renewal reprices a first-generation contract against a top- four cable news rating Affiliate fee revenue ($ millions) $26.7 $30.6 $48.4 FY2024 FY2025 LTM 3Q26 Built-in growth catalyst: expiring contracts renew at market rates Massive gap to peers: affiliate rates trail peers Distribution parity: now in ~60M homes, on par with peers Affiliate rate per subscriber ($ per month, 2025) $2.67 $1.31 $0.66 $0.41 $0.39 Fox News CNN CNBC Fox Business MS NOW Newsmax Reprices toward market Homes 60M 58M 59M 58M 60M 57M Rank #1 #3 #5 #6 #2 #4 Homes: Nielsen homes. Rank: ratings rank, all key dayparts. Agreements are multi-year and renew on a rolling basis. Sources: Kagan, average monthly affiliate fee per subscriber, 2025; Nielsen as of December 2025 (homes and rating rank, all key dayparts). 11

NEWSMAX | Investor Presentation | November 2026 G R O W T H Licensing: A Global Brand and an AI Content Partner Local operators license the Newsmax brand and run the channel; AI platforms license the journalism. Both are high margin and capital light and growing Licensing revenue ($ millions) $3.6 $16.0 $25.0 2025 2026E Annualized 100+ Countries where Newsmax is available +344% Expected 2026 licensing growth, all under signed agreements 9 Brand license markets, incl. Ukraine (launched November 2026) International • Brand licenses: Serbia, Poland (launched 2Q26), Ukraine (launched November 2026), Croatia, Bosnia and Herzegovina, Albania, Slovenia, North Macedonia, Montenegro; additional countries in Europe in preparation • Distribution partners: Free TV (France), HOT (Israel), Primetel (Cyprus), DGO (Latin America), Newsmax en Español (Mexico, Spain, U.S. streaming) Capital Light Model: partners run the channel locally; Newsmax supplies content and the editorial framework AI content licensing Licensing Newsmax reporting for AI answers across leading AI platforms 12

GROWTH
NEWSMAX

Streaming and Digital Reach

Newsmax2 on nearly every major FAST platform, a deeper Newsmax+ catalog and a social audience growing 13% a year

700+

Licensed and original documentaries and specials on Newsmax+ as of September 30, 2026


WORLD
AT
WAR
WAR
&
WARRIORS

NEWSMAX+

6.4M

Average monthly users on Newsmax.com, Jan to Sept 2026



26.8M, +13%

Social media followers at September 30, 2026, year over year growth

Newsmax and Newsmax2 are carried on

LG Smart TV, Samsung TV Plus, fire tv, Roku, plex, YouTube TV, pluto tv, VIZIO, xumo TV

What we are building

- Stronger on-demand programming for Newsmax+, with new originals and documentaries
- Taking more control of the advertising opportunity on Newsmax2, the free ad-supported channel
- Deliberate steps on engagement and retention to turn the expanded line-up into subscriber growth
- Every platform promotes the others

NEWSMAX | Investor Presentation | November 2026
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THE CYCLE AHEAD

NEWSMAX

A Two-Year Window Into the 2028 Cycle

Every presidential cycle draws more attention and more money than the last. Our loyal base stayed with us through the last cycle, and each new cycle amplifies it

Political ad spending by presidential cycle ($ billions)



$2.6
$9.0
$11.2
$11.6
2016
2020
2024
2026
Midterm
2028
Presidential

- Political ad spending has more than quadrupled in two presidential cycles, and the 2026 midterms are projected to top 2024.
- Spending starts the year before the vote. For 2028, that build begins in 2027.

Nov 2026 Midterm elections

Local and state races drive engagement across the network and digital platforms.

2027 No incumbent, campaigns start early

No incumbent demands greater spend on campaigns across both parties. The first primary debates are expected in the summer, with a crowded field in both parties.

NOV 2028 **Presidential election**

- **Newsmax reached 58 million viewers in 2025 with no national election.**
- **Enters 2028 with wider distribution, more platforms and a deeper streaming catalog.**

Source: AdImpact, political ad spending by cycle (2016, 2020 and 2024 totals; 2026 midterm projection, June 2026). 2028 bar is illustrative.

NEWSMAX | Investor Presentation | November 2026

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NEWSMAX | Investor Presentation | November 2026 G R O W T H Growth Initiatives Multiple drivers across audience, distribution, content and streaming Continue to Take Audience Share Fastest-growing basic cable network since 2020, with white space in an underserved center-right market Affiliate Deal Renewals Multi-year agreements renew on a rolling basis, moving early contracts toward market rates International Licensing Licensing on track for about $25 million annualized, with Newsmax available in 100+ countries and growing Newsmax2 FAST Channel Growth On nearly every major FAST platform, with more control of the advertising opportunity AI Content Licensing Multi-year Meta partnership, with room to expand across other AI platforms Grow Newsmax+ Subscribers Continuing to invest in programming, with 700+ documentaries and specials and new originals Engagement Opportunity Into 2028 Political ad spending continues to amplify each cycle, and Newsmax is well positioned heading into the next presidential election Drive Profitable Growth Reducing overhead on legacy print and newsletters to focus on online revenue streams 15

FINANCIALS

NEWSMAX

Third Quarter Fiscal Year 2026 Results

Record Underlying Revenue and Second consecutive quarter of positive Adjusted EBITDA

Underlying Financials, excluding one-time payment

$55.0M
Revenue, **+21.6% YoY**

$46.7M
Broadcast revenue, **+27.6% YoY**

$5.0M
Adjusted EBITDA

$137.6M
Cash and investments; no debt

Reported, including the $14.0M one-time payment

- Revenue of $69.0M, up 52.5% YoY
- Broadcast revenue of $60.7M, up 65.9% YoY
- Gross margin of 55.3%, versus 35.3% in 3Q25
- Adjusted EBITDA of $19.0M
- Net income of $15.2M, or $0.12 per diluted share

Operational highlights

- Launched Newsmax Ukraine; brand available in 100+ countries
- New distribution with AFN Now and new cable affiliates
- Newsmax+ catalog above 700 titles
- Remains the fourth highest-rated cable news channel
- Social media followers up 13% to 26.8 million

Adjusted EBITDA is a non-GAAP measure; reconciliation on slide 18. One-time payment: $14.0 million non-recurring service contract termination fee.

NEWSMAX | Investor Presentation | November 2026

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NEWSMAX | Investor Presentation | November 2026 F I N A N C I A L S 2026 Guidance: Accelerating Revenue Growth Underlying revenue guidance unchanged. Growth is expected to be structural, not cyclical F U L L - Y E A R 2 0 2 6 R E V E N U E G U I D A N C E $212M to $216M +13% at the midpoint $226M to $230M including the $14.0M one-time payment Total revenue FY25A FY26E underlying One-time payment FY26E reported Guidance range $189M $212M to $216M $14.0M $226M to $230M Growth at midpoint +10.7% +13% +20% Driven by structural growth • Excludes the $14.0 million one-time payment recognized in the third quarter; including it, guidance is $226 million to $230 million, up 20% at the midpoint • Affiliate fee expansion from renewals and new distribution, plus licensing partnerships, lead top-line growth • Midterm political advertising is not expected to be a meaningful contributor • Continued investment in premium content, streaming and digital monetization • Higher-margin affiliate fees and licensing are the biggest near-term levers to margin expansion 17

NEWSMAX | Investor Presentation | November 2026 F I N A N C I A L S Non-GAAP Reconciliation: Net Income to Adjusted EBITDA Adjusted EBITDA is defined as revenues less cost of revenues and general and administrative expenses, excluding the items below ($ in millions) 3Q26 3Q25 Net income (loss) $15.2 $(4.1) Depreciation 0.5 0.7 Amortization 1.0 0.8 Interest, net (1.3) (2.2) Unrealized (gain) loss on marketable securities and crypto assets 0.1 (1.0) Stock-based compensation 3.2 3.5 Other corporate matters (1) - 1.2 Other, net (2) 0.1 0.0 Income tax expense 0.1 0.1 Adjusted EBITDA $19.0 $(0.9) Less: one-time service contract termination fee (14.0) - Adjusted EBITDA, excluding the one-time payment $5.0 $(0.9) Non-GAAP measure. (1) Certain litigation expenses and related fees for specific legal proceedings determined to be infrequent and unusual in magnitude. (2) Miscellaneous items such as derivative adjustments, income tax credits and impairment loss. Totals may not sum due to rounding. Source: Newsmax Form 10-Q for the quarter ended September 30, 2026. 18

NEWSMAX | Investor Presentation | November 2026 Why Newsmax A large, underserved center-right audience with few options Loyal viewers who grew through a post- election year Affiliate fees resetting toward market on every renewal A global brand licensed to local operators with minimal capital AI content licensing beginning Profitable, debt-free, and investing into the 2028 cycle Investor Relations ir@newsmax.com | investors.newsmax.com 19